EXHIBIT 99.1
                                                                    ------------


Media Contact:     Nancy Murray 212-813-7862
Investor Contact:  Denise Gillen 212-318-7516


POLO RALPH LAUREN REPORTS SECOND QUARTER FISCAL 2004 RESULTS

Revenue Increase Driven by 8.3% Positive Comps in Retail

Lauren Line on Schedule for Spring Shipments

Company Reiterates Fiscal Year Guidance



New York, NY (November 5, 2003) - Polo Ralph Lauren Corporation (NYSE: RL) today reported adjusted net income of $52.9 million, or $0.52 per diluted share, for the second quarter of Fiscal 2004 ended September 27, 2003, compared to adjusted net income of $51.9 million, or $0.52 per diluted share, for the comparable year-ago quarter. Second quarter Fiscal 2004 net income under Generally Accepted Accounting Principles ("GAAP") was $54.0 million, or $0.54 per diluted share, compared to net income of $51.7 million, or $0.52 per diluted share, for the second quarter of Fiscal 2003.

For the Fiscal 2004 and Fiscal 2003 quarters, the results are adjusted to exclude foreign currency gains and losses resulting from certain balance sheet transactions. The Company believes that these adjusted results provide a meaningful comparison of its ongoing operational and financial results. For a full analysis of the adjustments, please refer to the table reconciliation of GAAP results to adjusted results.

"We are pleased with our second quarter results, particularly with our strong retail performance. Our powerful combination of exciting products and advertising and targeted marketing is generating more profitable growth from our stores," said Ralph Lauren, Chairman and Chief Executive Officer. "We have significantly strengthened our management team with several additions both domestically and internationally. Our organization has never been stronger and we have the right team in place to continue to drive our long-term growth strategies."

"Looking toward the second half of our year, we are well positioned for the holiday season and are expecting another strong performance for the balance of the year," Mr. Lauren added.

"The increased efficiencies realized from our multi-year operating initiatives enabled us to deliver a 10% sales increase in the quarter while controlling inventory levels and increasing our profits. We made great progress on many fronts that position us well for continued global growth and expansion," said Roger Farah, President and Chief Operating Officer. "The new Lauren line is on-track with more than 850 doors scheduled to take delivery of the Spring 2004 line that we will begin shipping in January. Internationally, our European operations integration continues on plan which is resulting in a stronger infrastructure to support our anticipated growth there. In addition, we are pleased with our performance in Japan and our ongoing direct involvement as we look to substantially increase our business throughout Asia."

RECENT ACHIEVEMENTS

     o Delivered mid-to-high-teens retail sales comps in the second quarter at Ralph Lauren and Club Monaco stores, and mid-single digit sales comps in outlet stores.

     o Continued Asian expansion by opening a 4,200 square foot Ralph Lauren flagship store in Seoul, South Korea and a 2,300 square foot store in Singapore in September 2003. Both stores, owned and operated by licensed partners, offer a complete range of Ralph Lauren's luxury apparel and accessories.

     o Introduced Home Collection in London's New Bond Street flagship store in September 2003. The new home floor, including a full design center, is approximately 3,700 square feet, making it the largest Ralph Lauren Home presentation in Europe and one of the largest for Ralph Lauren Home worldwide.

     o Presented the Spring 2004 Lauren by Ralph Lauren line in September 2003. The line was extremely well received by the retail buyers and we continue to expect revenues of approximately $400 million in Fiscal 2005, the line's first full-year of operations. Our Greensboro distribution center is on schedule to handle the Lauren line. The Summer 2004 Lauren line will open at market to buyers in mid-November.

     o Paid down our short-term bank borrowings resulting in a zero short-term debt balance.

     o Continued to strengthen the global management team with the promotion of Bridget Ryan Berman to the newly created position of Group President of Polo Ralph Lauren Retail and with the addition of Ken Pilot as President Factory Stores and Retail Concept Development, Kim Roy as President of Lauren by Ralph Lauren, Brian Duffy as President and Chief Operating Officer of Polo Europe, and Don Baum as Senior Vice President of Global Manufacturing.


SECOND QUARTER FISCAL 2004 INCOME STATEMENT REVIEW

NET REVENUES Net revenues were $707.8 million for the second quarter, an increase of 10.4%, compared to $640.8 million in the comparable year-ago quarter. Revenues were driven by double digit increases in total retail sales and international licensing royalties, as well as an 8.2% increase in the wholesale business. Retail sales comps rose 8.3%, driven by positive comps in all of the Company's retail formats.

GROSS PROFIT For the second quarter, gross profit was $350.6 million, an increase of 9.1%, compared to $321.3 million in the second quarter of Fiscal 2003, benefiting primarily from strong retail sales performance and increased royalties driven by increased ownership of the Japanese business. Gross margin for the second quarter was 49.5% of net revenues compared to 50.1% of net revenues in the comparable year-ago quarter. The change in gross margin is primarily attributable to softness in the European wholesale business and the promotional environment at department stores in men's wholesale, partially offset by strong increases in retail merchandise margins.

SG&A EXPENSES Total SG&A expenses in the second quarter were $267.6 million, an increase of 13.1%, compared to $236.6 million in the second quarter of Fiscal 2003. The increase was driven primarily by a change in business mix as a result of increased retail sales, the start-up costs associated with the operations of the Lauren line and the consolidation of expenses of the Japanese master license.

STORE COUNT
At quarter end, the Company operated 265 stores compared to 243 stores at the second quarter end last year. For the period ended September 27, 2003, the company's retail group consisted of 54 Ralph Lauren stores, 62 Club Monaco stores, 96 full line Outlet stores, 22 Polo Jeans Co. Outlet stores, 22 European Outlet stores and nine Club Monaco outlet stores. During the second quarter the Company opened six stores and closed two stores.

EARNINGS OUTLOOK
The Company reiterated its previous guidance that adjusted earnings per share for Fiscal 2004 are expected to be in the range of $1.75 to $1.85, which anticipates mid-single digit revenue increases. These projected results include approximately $0.20 per share associated with Lauren start-up costs and the loss of licensing royalty associated with the Lauren and Ralph lines in the third and fourth quarters of Fiscal 2004. Adjusted earnings per share exclude foreign currency gains and losses resulting from certain balance sheet transactions.

For the third quarter of Fiscal 2004 adjusted earnings per share are expected to be in the range of $0.44 to $0.49 compared to $0.47 for the third quarter of Fiscal 2003. For the fourth quarter of Fiscal 2004 adjusted earnings per share are expected to be in the range of $0.75 to $0.80, compared to $0.77 for the fourth quarter of Fiscal 2003.

CONFERENCE CALL
As previously announced, the Company will host a conference call today, November 5, 2003 at 9:00 A.M. Eastern to discuss the quarter results. To access the conference call, listeners should dial in by 8:45 A.M. Eastern today and request to be connected to the Polo Ralph Lauren Second Quarter 2004 conference call. The dial-in number is 1-973-317-5319. Alternatively, individuals are invited to listen to a live online broadcast of the conference call by accessing Polo's website at HTTP://INVESTOR.POLO.COM.

A telephone replay of the call will be available from 11:00 A.M. Eastern, Wednesday, November 5, 2003 through 5:00 P.M. Eastern, Friday, November 7, 2003 by dialing 1-973-709-2089 and entering pass code 310207. An online archive of the broadcast will be available through February 3, 2004 by accessing Polo's website at HTTP://INVESTOR.POLO.COM.

Polo Ralph Lauren Corporation is a leader in the design, marketing and distribution of premium lifestyle products in four categories: apparel, home, accessories and fragrances. For more than 35 years, Polo's reputation and distinctive image have been consistently developed across an expanding number of products, brands and international markets. The Company's brand names, which include "Polo", "Polo by Ralph Lauren", "Ralph Lauren Purple Label", "Polo Sport", "Ralph Lauren", "Blue Label", "Lauren", "Polo Jeans Co.", "RL", "Chaps", and "Club Monaco" among others, constitute one of the world's most widely recognized families of consumer brands. For more information, go to HTTP://INVESTOR.POLO.COM.


CERTAIN STATEMENTS INCLUDING, WITHOUT LIMITATION, THE STATEMENTS MADE BY RALPH LAUREN AND ROGER FARAH AND THE STATEMENTS RELATING TO THE EARNINGS OUTLOOK CONTAINED HEREIN CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON CURRENT EXPECTATIONS AND INVOLVE CERTAIN RISKS AND UNCERTAINTIES. ACTUAL RESULTS MIGHT DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. AMONG THE FACTORS THAT COULD CAUSE ACTUAL RESULTS TO MATERIALLY DIFFER ARE THE FOLLOWING: RISKS ASSOCIATED WITH IMPLEMENTING THE COMPANY'S PLANS TO ENHANCE ITS WORLDWIDE LUXURY RETAIL BUSINESS, INVENTORY MANAGEMENT PROGRAM AND OPERATING EFFICIENCY INITIATIVES; RISKS ASSOCIATED WITH THE START-UP OF THE LAUREN

LINE; RISKS ASSOCIATED WITH CHANGES IN THE COMPETITIVE MARKETPLACE, INCLUDING THE INTRODUCTION OF NEW PRODUCTS OR PRICING CHANGES BY THE COMPANY'S COMPETITORS; CHANGES IN GLOBAL ECONOMIC AND POLITICAL CONDITIONS; RISKS ASSOCIATED WITH THE COMPANY'S DEPENDENCE ON SALES TO A LIMITED NUMBER OF LARGE DEPARTMENT STORE CUSTOMERS, INCLUDING RISKS RELATED TO EXTENDING CREDIT TO CUSTOMERS; RISKS ASSOCIATED WITH THE COMPANY'S DEPENDENCE ON ITS LICENSING PARTNERS FOR A SUBSTANTIAL PORTION OF ITS NET INCOME AND RISKS ASSOCIATED WITH A LACK OF OPERATIONAL AND FINANCIAL CONTROL OVER LICENSED BUSINESSES; RISKS ASSOCIATED WITH A GENERAL ECONOMIC DOWNTURN AND OTHER EVENTS LEADING TO A REDUCTION IN DISCRETIONARY CONSUMER SPENDING; RISKS ASSOCIATED WITH FINANCIAL DISTRESS OF LICENSEES, INCLUDING THE IMPACT OF OUR NET INCOME AND BUSINESS OF ONE OR MORE LICENSEES REORGANIZATION; RISKS ASSOCIATED WITH CHANGES IN SOCIAL, POLITICAL, ECONOMIC AND OTHER CONDITIONS AFFECTING FOREIGN OPERATIONS OR SOURCING AND THE POSSIBLE ADVERSE IMPACT OF CHANGES IN IMPORT RESTRICTIONS; RISKS RELATED TO FLUCTUATIONS IN FOREIGN CURRENCY AFFECTING OUR FOREIGN SUBSIDIARIES; FOREIGN LICENSEES' RESULTS OF OPERATIONS AND THE RELATIVE PRICES AT WHICH WE AND OUR FOREIGN COMPETITORS SELL PRODUCTS IN THE SAME MARKET AND OUR OPERATING AND MANUFACTURING COSTS OUTSIDE OF THE UNITED STATES; RISKS ASSOCIATED WITH OUR CONTROL BY LAUREN FAMILY MEMBERS AND THE ANTI-TAKEOVER EFFECT OF MULTIPLE CLASSES OF STOCK; RISKS ASSOCIATED WITH CONSOLIDATIONS, RESTRUCTURINGS AND OTHER OWNERSHIP CHANGES IN THE RETAIL INDUSTRY; RISKS ASSOCIATED WITH COMPETITION IN THE SEGMENTS OF THE FASHION AND CONSUMER PRODUCT INDUSTRIES IN WHICH THE COMPANY OPERATES, INCLUDING THE COMPANY'S ABILITY TO SHAPE, STIMULATE AND RESPOND TO CHANGING CONSUMER TASTES AND DEMANDS BY PRODUCING ATTRACTIVE PRODUCTS, BRANDS AND MARKETING, AND ITS ABILITY TO REMAIN COMPETITIVE IN THE AREAS OF QUALITY AND PRICE; RISKS ASSOCIATED WITH UNCERTAINTY RELATING TO THE COMPANY'S ABILITY TO IMPLEMENT ITS GROWTH STRATEGIES; RISKS ASSOCIATED WITH THE COMPANY'S ENTRY INTO NEW MARKETS EITHER THROUGH INTERNAL DEVELOPMENT ACTIVITIES OR THROUGH ACQUISITION; RISKS ASSOCIATED WITH THE POSSIBLE ADVERSE IMPACT OF THE COMPANY'S UNAFFILIATED MANUFACTURERS INABILITY TO MANUFACTURE IN A TIMELY MANNER, TO MEET QUALITY STANDARDS OR TO USE ACCEPTABLE LABOR PRACTICES AND OTHER FACTORS DETAILED IN THE FILINGS MADE BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE.

Attached are the Consolidated Statements of Income and Net Revenues and Income from Operations for the three-month and six-month periods ended September 27, 2003 and September 28, 2002 and the Consolidated Balance Sheets as of September 27, 2003 and September 28, 2002.

                                     # # # #

                                  Tables Follow

                 POLO RALPH LAUREN CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                   (UNAUDITED)

                                                                                           THREE MONTHS ENDED
                                                                                   -----------------------------------
                                                                                   SEPTEMBER 27,         SEPTEMBER 28,
                                                                                       2003                  2002
                                                                                   -------------         -------------
Wholesale Net Sales                                                                $    336,105          $    310,715
Retail Net Sales                                                                        297,136               263,839
                                                                                   ------------          ------------

NET SALES                                                                               633,241               574,554

Licensing Revenue                                                                        74,536                66,285
                                                                                   ------------          ------------

NET REVENUES                                                                            707,777               640,839

Cost of Goods Sold                                                                      357,211               319,573
                                                                                   ------------          ------------

GROSS PROFIT                                                                            350,566               321,266

Depreciation and Amortization                                                            19,059                17,984
Other SG&A Expenses                                                                     248,554               218,634
                                                                                   ------------          ------------
TOTAL SG&A EXPENSES                                                                     267,613               236,618

Income From Operations                                                                   82,953                84,648

Foreign Currency (Gains) Losses                                                          (1,784)                  221

Interest Expense, net                                                                     2,196                 2,942
                                                                                   ------------          ------------

Income Before Income Taxes and Other (Income) Expense                                    82,541                81,485

Provision for Income Taxes                                                               30,128                29,741
                                                                                   ------------          ------------

Income after Tax                                                                         52,413                51,744

Other (Income) Expense, net (A)                                                          (1,597)                   --
                                                                                   ------------          ------------

NET INCOME                                                                         $     54,010          $     51,744
                                                                                   ============          ============

NET INCOME PER SHARE - BASIC                                                       $       0.55          $       0.53
                                                                                   ============          ============

NET INCOME PER SHARE - DILUTED                                                     $       0.54          $       0.52
                                                                                   ============          ============

Weighted Average Shares Outstanding - Basic                                          98,704,000            98,301,000
                                                                                   ============          ============

Weighted Average Shares & Share Equivalents Outstanding - Diluted                   100,781,000            99,319,000
                                                                                   ============          ============

DIVIDENDS DECLARED PER SHARE                                                       $       0.05          $         --
                                                                                   ============          ============


    (A) Includes Equity Investment Income net of Minority Interest Expense.

                 POLO RALPH LAUREN CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                   (UNAUDITED)


The following is a reconciliation of Net Income to Net Income Before Foreign Currency (Gains) Losses:

                                                                                            THREE MONTHS ENDED
                                                                                   ------------------------------------
                                                                                   SEPTEMBER 27,         SEPTEMBER 28,
                                                                                       2003                   2002
                                                                                   -------------         -------------
Net Income                                                                         $     54,010          $     51,744

Other (Income) Expense, net                                                              (1,597)                   --

Provision for Income Taxes                                                               30,128                29,741
                                                                                   ------------          ------------

Income before Income Taxes and Other (Income) Expense                                    82,541                81,485

Foreign Currency (Gains) Losses (B)                                                      (1,784)                  221
                                                                                   ------------          ------------

Income Before Income Taxes, Other (Income) Expense and Foreign
Currency (Gains) Losses                                                                  80,757                81,706

Provision for Income Taxes                                                               29,476                29,823

Other (Income) Expense, net                                                              (1,597)                   --
                                                                                   ------------          ------------

Net Income Before Foreign Currency (Gains) Losses                                  $     52,878          $     51,883
                                                                                   ============          ============

NET INCOME PER SHARE BEFORE FOREIGN CURRENCY (GAINS) LOSSES - BASIC                $       0.54          $       0.53
                                                                                   ============          ============

NET INCOME PER SHARE BEFORE FOREIGN CURRENCY (GAINS) LOSSES - DILUTED              $       0.52          $       0.52
                                                                                   ============          ============


    (B) For the three months ended September 27, 2003, the foreign currency gains primarily relate to transaction gains on unhedged inventory purchases in Europe resulting from increases in the value of the Eurodollar compared to the dollar.

                 POLO RALPH LAUREN CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                   (UNAUDITED)

                                                                                           SIX MONTHS ENDED
                                                                                   ---------------------------------
                                                                                   SEPTEMBER 27,       SEPTEMBER 28,
                                                                                       2003                2002
                                                                                   ------------        ------------
Wholesale Net Sales                                                                $    497,730        $    497,443
Retail Net Sales                                                                        551,600             490,977
                                                                                   ------------        ------------

NET SALES                                                                             1,049,330             988,420

Licensing Revenue                                                                       136,178             119,419
                                                                                   ------------        ------------

NET REVENUES                                                                          1,185,508           1,107,839

Cost of Goods Sold                                                                      586,190             553,969
                                                                                   ------------        ------------

GROSS PROFIT                                                                            599,318             553,870

Depreciation and Amortization                                                            40,501              36,446
Other SG&A Expenses                                                                     470,338             415,088
                                                                                   ------------        ------------
TOTAL SG&A EXPENSES                                                                     510,839             451,534

Income From Operations                                                                   88,479             102,336

Foreign Currency (Gains) Losses                                                          (4,083)              3,752

Interest Expense, net                                                                     5,114               6,926
                                                                                   ------------        ------------

Income Before Income Taxes and Other (Income) Expense                                    87,448              91,658

Provision for Income Taxes                                                               31,919              33,454
                                                                                   ------------        ------------

Income after Tax                                                                         55,529              58,204

Other (Income) Expense, net (A)                                                          (3,536)                 --
                                                                                   ------------        ------------

NET INCOME                                                                         $     59,065        $     58,204
                                                                                   ============        ============

NET INCOME PER SHARE - BASIC                                                       $       0.60        $       0.59
                                                                                   ============        ============

NET INCOME PER SHARE - DILUTED                                                     $       0.59        $       0.59
                                                                                   ============        ============

Weighted Average Shares Outstanding - Basic                                          98,541,000          98,230,000
                                                                                   ============        ============

Weighted Average Shares & Share Equivalents Outstanding - Diluted                   100,052,000          99,440,000
                                                                                   ============        ============

DIVIDENDS DECLARED PER SHARE                                                       $       0.10        $         --
                                                                                   ============        ============


    (A) Includes Equity Investment Income net of Minority Interest Expense.

                 POLO RALPH LAUREN CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                   (UNAUDITED)


The following is a reconciliation of Net Income to Net Income Before Foreign Currency (Gains) Losses:

                                                                                           SIX MONTHS ENDED
                                                                                   --------------------------------
                                                                                   SEPTEMBER 27,       SEPTEMBER 28,
                                                                                       2003                2002
                                                                                   -------------       -------------
Net Income                                                                         $     59,065        $     58,204

Other (Income) Expense, net                                                              (3,536)                 --

Provision for Income Taxes                                                               31,919              33,454
                                                                                   ------------        ------------

Income before Income Taxes and Other (Income) Expense                                    87,448              91,658

Foreign Currency (Gains) Losses (B)                                                      (4,083)              3,752
                                                                                   ------------        ------------

Income Before Income Taxes, Other (Income) Expense and Foreign
Currency (Gains) Losses                                                                  83,365              95,410

Provision for Income Taxes                                                               30,428              34,825

Other (Income) Expense, net                                                              (3,536)                 --
                                                                                   ------------        ------------

Net Income Before Foreign Currency (Gains) Losses                                  $     56,473        $     60,585
                                                                                   ============        ============

NET INCOME PER SHARE BEFORE FOREIGN CURRENCY (GAINS) LOSSES - BASIC                $       0.57        $       0.62
                                                                                   ============        ============

NET INCOME PER SHARE BEFORE FOREIGN CURRENCY (GAINS) LOSSES - DILUTED              $       0.56        $       0.61
                                                                                   ============        ============


    (B) For the six months ended September 27, 2003, the foreign currency gains primarily relate to transaction gains on unhedged inventory purchases and royalty payments in Europe resulting from increases in the value of the Eurodollar compared to the dollar. In the prior period, the Foreign Currency losses primarily related to transaction losses on the unhedged portion of our Euro debt which resulted from increases in the Eurodollar rate until we entered into the cross currency swap in June 2002.

                 POLO RALPH LAUREN CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)
                                   (UNAUDITED)

                                                                              SEPTEMBER 27,     SEPTEMBER 28,
                                                                                  2003             2002
                                                                              -------------     -------------
                                           ASSETS
Current assets
  Cash and cash equivalents                                                        $210,637         $355,475
  Accounts receivable, net of allowances                                            371,591          290,698
  Inventories                                                                       400,736          401,521
  Deferred tax assets                                                                23,430           18,989
  Prepaid expenses and other                                                        106,114           58,986
                                                                              -------------     ------------

                                                                                  1,112,508        1,125,669

Property and equipment, net                                                         357,924          344,032
Deferred tax assets                                                                  54,386           66,762
Goodwill, net                                                                       329,003          284,623
Intangibles, net                                                                     10,823                -
Other assets                                                                        171,180           71,869
                                                                              -------------     ------------

                                                                                 $2,035,824       $1,892,955
                                                                              =============     ============

                            LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Short-term bank borrowings                                                             $0         $120,442
  Accounts payable                                                                  162,869          173,786
  Income taxes payable                                                               58,619           83,560
  Accrued expenses and other                                                        208,958          151,155
                                                                              -------------     ------------

                                                                                    430,446          528,943

Long-term debt                                                                      264,025          226,577
Other noncurrent liabilities                                                         69,968           79,448

Stockholders' equity
  Common Stock                                                                        1,040            1,027
  Additional paid-in-capital                                                        530,652          501,441
  Retained earnings                                                                 825,514          660,328
  Treasury Stock, Class A, at cost (4,137,820 and 3,887,094 shares)                 (78,737)         (73,555)
  Accumulated other comprehensive income (loss)                                      10,194          (24,128)
  Unearned compensation                                                             (17,278)          (7,126)
                                                                              -------------     ------------

                               TOTAL STOCKHOLDERS' EQUITY                         1,271,385        1,057,987
                                                                              -------------     ------------

                                                                                 $2,035,824       $1,892,955
                                                                              =============     ============

                 POLO RALPH LAUREN CORPORATION AND SUBSIDIARIES
                     NET REVENUES AND INCOME FROM OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


The net revenues and income from operations for the three and six months ended September 27, 2003 and September 28, 2002 for each segment were as follows:


                                                     THREE MONTHS ENDED                   SIX MONTHS ENDED
                                                -------------------------------     --------------------------------
                                                September 27,     September 28,     September 27,      September 28,
                                                    2003              2002              2003              2002
                                                -------------     -------------     -------------      ------------
Net revenues:
  Wholesale                                     $   336,105       $   310,715       $   497,730       $    497,443
  Retail                                            297,136           263,839           551,600            490,977
  Licensing                                          74,536            66,285           136,178            119,419
                                                -----------       -----------       -----------        -----------
                                                $   707,777       $   640,839       $ 1,185,508        $ 1,107,839
                                                ===========       ===========       ===========        ===========

INCOME (LOSS) FROM OPERATIONS:
  Wholesale                                     $    25,459       $    35,769       $    (5,590)       $    13,839
  Retail                                             21,075            13,310            32,321             29,180
  Licensing                                          36,419            35,569            61,748             59,317
                                                -----------       -----------       -----------        -----------
                                                $    82,953       $    84,648       $    88,479        $   102,336
                                                ===========       ===========       ===========        ===========